UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated September 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-01                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

  On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  November 26, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 25, 2003



                      Centex Home Equity Loan Trust 2003-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      113,000,000.00   111,467,286.05   3,144,392.07     198,783.33    3,343,175.40     0.00       0.00      108,322,893.98
AF_2       27,000,000.00    27,000,000.00           0.00      65,700.00       65,700.00     0.00       0.00       27,000,000.00
AF_3       59,000,000.00    59,000,000.00           0.00     181,425.00      181,425.00     0.00       0.00       59,000,000.00
AF_4       76,000,000.00    76,000,000.00           0.00     314,133.33      314,133.33     0.00       0.00       76,000,000.00
AF_5       10,600,000.00    10,600,000.00           0.00      47,258.33       47,258.33     0.00       0.00       10,600,000.00
AF_6       31,700,000.00    31,700,000.00           0.00     127,064.17      127,064.17     0.00       0.00       31,700,000.00
AV        388,200,000.00   385,929,817.34   3,964,518.49     441,460.83    4,405,979.32     0.00       0.00      381,965,298.85
M_1        57,375,000.00    57,375,000.00           0.00      84,118.13       84,118.13     0.00       0.00       57,375,000.00
M_2        46,750,000.00    46,750,000.00           0.00     102,434.44      102,434.44     0.00       0.00       46,750,000.00
M_3        27,625,000.00    27,625,000.00           0.00      92,796.98       92,796.98     0.00       0.00       27,625,000.00
B          12,750,000.00    12,750,000.00           0.00      51,559.58       51,559.58     0.00       0.00       12,750,000.00
TOTALS    850,000,000.00   846,197,103.39   7,108,910.56   1,706,734.12    8,815,644.68     0.00       0.00      839,088,192.83

X_IO            1,700.89   846,197,103.39           0.00   3,592,281.65    3,592,281.65        0.00       0.00   839,088,192.83
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      152314HJ2       986.43615973     27.82647850   1.75914451     29.58562301          958.60968124       AF_1     2.140000 %
AF_2      152314HK9     1,000.00000000      0.00000000   2.43333333      2.43333333        1,000.00000000       AF_2     2.920000 %
AF_3      152314HL7     1,000.00000000      0.00000000   3.07500000      3.07500000        1,000.00000000       AF_3     3.690000 %
AF_4      152314HM5     1,000.00000000      0.00000000   4.13333329      4.13333329        1,000.00000000       AF_4     4.960000 %
AF_5      152314HN3     1,000.00000000      0.00000000   4.45833302      4.45833302        1,000.00000000       AF_5     5.350000 %
AF_6      152314HP8     1,000.00000000      0.00000000   4.00833344      4.00833344        1,000.00000000       AF_6     4.810000 %
AV        152314HQ6       994.15202818     10.21256695   1.13719946     11.34976641          983.93946123       AV       1.420000 %
M_1       152314HR4     1,000.00000000      0.00000000   1.46611120      1.46611120        1,000.00000000       M_1      1.820000 %
M_2       152314HS2     1,000.00000000      0.00000000   2.19111102      2.19111102        1,000.00000000       M_2      2.720000 %
M_3       152314HT0     1,000.00000000      0.00000000   3.35916670      3.35916670        1,000.00000000       M_3      4.170000 %
B         152314HU7     1,000.00000000      0.00000000   4.04388863      4.04388863        1,000.00000000       B        5.020000 %
TOTALS                    995.52600399      8.36342419   2.00792249     10.37134668          987.16257980

X_IO      N/A                     ####      0.00000000         ####            ####                  ####       X_IO     0.000000 %
----------------------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    ---------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
                    ---------------------------------------

Sec. 7.09(ii)              Distributions Allocable to Principal
                           Group I
                           Scheduled Monthly Payments                                      364,264.64
                           Curtailments                                                     44,950.99
                           Prepayments in Full                                           2,735,176.44
                           Loans Repurchased by Seller                                           0.00
                           Substitution Amounts                                                  0.00
                           Net Liquidation Proceeds                                              0.00

                           Group II
                           Scheduled Monthly Payments                                      362,479.96
                           Curtailments                                                     39,028.48
                           Prepayments in Full                                           3,563,010.05
                           Loans Repurchased by Seller                                           0.00
                           Substitution Amounts                                                  0.00
                           Net Liquidation Proceeds                                              0.00

                           Subordination Increase Amount                                         0.00
                           Excess Overcollateralization Amount                                   0.00

Sec. 7.09(iv)              Class Interest Carryover Shortfall
                           Class AF-1                                                            0.00
                           Class AF-2                                                            0.00
                           Class AF-3                                                            0.00
                           Class AF-4                                                            0.00
                           Class AF-5                                                            0.00
                           Class AF-6                                                            0.00
                           Class AV                                                              0.00
                           Class M-1                                                             0.00
                           Class M-2                                                             0.00
                           Class M-3                                                             0.00
                           Class B                                                               0.00

Sec. 7.09(v)               Class Principal Carryover Shortfall
                           Subordinate Certificates
                           Class M-1                                                             0.00
                           Class M-2                                                             0.00
                           Class M-3                                                             0.00
                           Class B                                                               0.00

Sec. 7.09(vi)              Aggregate Loan Balance of Each Group
                           Group I Beginning Aggregate Loan Balance                    315,767,286.05
                           Group I Ending Aggregate Loan Balance                       312,622,893.98

                           Group II Beginning Aggregate Loan Balance                   530,429,817.34
                           Group II Ending Aggregate Loan Balance                      526,465,298.85


Sec. 7.09(vii)             Overcollateralization
                           Total Overcollateralization Amount                                    0.00
                           Total Required Overcollateralization Amount                           0.00

Sec. 7.09(viii)            Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)              Substitution Amounts
                           Group I                                                                0.00
                           Group II                                                               0.00

Sec. 7.09(ix)              Loan Purchase Price Amounts
                           Group I                                                                0.00
                           Group II                                                               0.00

Sec. 7.09(x)               Weighted Average Net Coupon Rate
                           Group I                                                            7.7502 %
                           Group II                                                           7.3743 %

Sec. 7.09(xi)              Monthly Remittance Amount
                           Group I                                                        5,184,263.00
                           Group II                                                       7,224,655.58

Sec. 7.09(xiii)            Weighted Average Gross Margin - Group II Loans                     8.1095 %

Sec. 7.09(xiv)             Largest Loan Balance
                           Group I                                                          746,222.17
                           Group II                                                         672,631.62

Sec. 7.09(xv)              Basic Principal Amount
                           Group I                                                        3,144,392.07
                           Group II                                                       3,964,518.49

Sec. 7.09(xvi)             Net Wac Cap Carryover Paid
                           Group I                                                                0.00
                           Group II                                                               0.00

Sec. 7.09(xvi)             Remaining Net Wac Cap Carryover
                           Group I                                                                0.00
                           Group II                                                               0.00
                           Subordinate                                                            0.00

Sec. 7.09(xviii)           Net Wac Cap
                           Group I Net WAC Cap                                                  7.75 %
                           Group II Net WAC Cap                                                 7.63 %
                           Subordinate Net WAC Cap                                              7.63 %

Sec. 7.09(xix)             Applied Realized Loss Amounts
                           Subordinate Certificates
                           Class M-1                                                              0.00
                           Class M-2                                                              0.00
                           Class M-3                                                              0.00
                           Class B                                                                0.00

Sec. 7.09(xx)              Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                  Group 1
                                                                                            Principal
                                                  Period                Number                Balance              Percentage
                                                 30-59 days                     39             2,508,057.92                  0.80 %
                                                 60-89 days                      4               287,341.92                  0.09 %
                                                 90+days                         0                     0.00                  0.00 %
                                                 Total                      43                 2,795,399.84                  0.89 %
                                                  Group 2
                                                                                            Principal
                                                  Period                Number                Balance              Percentage
                                                 30-59 days                     64             5,996,264.02                  1.14 %
                                                 60-89 days                     19             2,070,113.00                  0.39 %
                                                 90+days                         3               183,953.20                  0.03 %
                                                  Total                         86             8,250,330.22                  1.56 %

                                                  Group Totals
                                                                                            Principal
                                                  Period                Number                Balance              Percentage
                                                 30-59 days                    103             8,504,321.94                  1.01 %
                                                 60-89 days                     23             2,357,454.92                  0.28 %
                                                 90+days                         3               183,953.20                  0.02 %
                                                  Total                        129            11,045,730.06                  1.31 %


Sec. 7.09(b)(ii)           Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            1               72,206.23                  0.02 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            2              235,050.00                  0.04 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            3              307,256.23                  0.04 %

Sec. 7.09(b)(iii)          Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            5              417,859.02                  0.13 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            6              483,826.90                  0.09 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance                Percentage
                                                           11              901,685.92                  0.11 %

Sec. 7.09(b)(iii)          Balloon Loans
                           Number of Balloon Loans                                                                            80.00
                           Balance of Balloon Loans                                                                    7,841,358.76

Sec. 7.09(b)(iv)           Number and Aggregate Principal Amounts of REO Loans
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %
                                                  Group 2
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Sec. 7.09(b)(v)            Book Value of REO Loans
                           Group I                                                                                             0.00
                           Group II                                                                                            0.00

Sec. 7.09(b)(vi)           Realized Losses
                           Group I
                           Monthly Realized Losses                                                                             0.00
                           Cumulative Realized Losses                                                                          0.00
                           Group II
                           Monthly Realized Losses                                                                             0.00
                           Cumulative Realized Losses                                                                          0.00

Sec. 7.09(b)(vii)          Net Liquidation Proceeds
                           Group I                                                                                             0.00
                           Group II                                                                                            0.00

Sec. 7.09(b)(viii)         60+ Delinquency Percentage (Rolling Three Month)                                                0.2124 %

Sec. 7.09(b)(ix)           Cumulative Loss Percentage
                           Cumulative Realized Losses Since Cut-Off Date                                                       0.00
                           Aggregate Loan Balance as of the Cut-Off Date                                             850,001,700.89
                           Cumulative Loss Percentage                                                                        0.00 %

Sec. 7.09(b)(x)            Has a Trigger Event Occurred?                                                                         NO

                           1-Month LIBOR for Current Distribution Date                                                    1.12000 %

